Exhibit 32

CERTIFICATION PURSUANT TO

18U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, George Clair, the undersigned Chief Executive and Financial Officer of Silver Hill Mines, Inc., (the “Company”), herby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2016 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.  A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 21, 2016

       /s/ George Clair

By: _________________________

George Clair

Chief Executive Officer

Chief Financial Officer